Exhibit 10.45

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of August 31, 2018, by and among Applied DNA Sciences, Inc., a Delaware corporation, with headquarters located at 50 Health Sciences Drive, Stony Brook, New York 11790 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.           The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.           The Company has authorized a new series of secured convertible notes of the Company which notes shall be convertible into the Company’s common stock, $0.001 par value per share (the “Common Stock”), all in accordance with the terms of the Notes (as defined below).

C.           Each Buyer wishes to purchase on a several and not a joint basis, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that principal amount of the Notes, in substantially the form attached hereto as Exhibit A (the “Notes”), set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be $1,650,000).

D.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

E.           The Common Stock issued upon the conversion of the Notes shall be known as the “Conversion Shares.”

F.           The Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

G.           The Notes will be secured by a security interest in substantially all of the assets of the Company, as evidenced by the security agreement, substantially in the form attached hereto as Exhibit C (the “Security Document”), which shall be executed within five (5) Business Days of the Closing.

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.          PURCHASE AND SALE OF NOTES.

(a)          Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the applicable Closing Date (as defined below), a principal amount of Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Closing”).

(b)          Closing. The Closing shall occur on the applicable Closing Date (as defined below) at the offices of Pepper Hamilton LLP, 620 Eighth Avenue, New York, NY 10018.

(c)          Purchase Price. The purchase price for each Buyer of the Notes to be purchased by each such Buyer at the Closing shall be the amount set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (the “Purchase Price”).

(d)          Closing Date. The date and time of each Closing (each, a “Closing Date”) shall be mutually agreed by the Company and each Buyer after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below.

(e)          Delivery and Payment. On or prior to the Closing Date, each Buyer shall pay its Purchase Price for the Notes to be issued and sold to such Buyer at the Closing by check or wire transfer of immediately available funds to such account or accounts of the Company as the Company shall specify, and the Company shall deliver to each Buyer, the Notes (in the principal amounts as such Buyer shall request) which such Buyer is then purchasing duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.          BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants with respect to only itself and no other Buyer that:

(a)          No Public Sale or Distribution. Such Buyer is (i) acquiring the Notes and (ii) upon conversion of the Notes will acquire the Conversion Shares issuable upon conversion of the Notes, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act. Except as previously disclosed to the Company in writing, such Buyer (i) does not presently have any agreement or understanding, directly or indirectly, with any Person (defined as any individual, limited liability company, partnership, joint venture, corporation, trust, unincorporated organization, government or any department or agency thereof) to distribute any of the Securities, and (ii) is not a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any entity engaged in the business that would require it to be so registered as a broker-dealer.

(b)          Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)          Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)          Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities, which have been requested by such Buyer. Such Buyer and its advisors, if any, have reviewed a copy of the Company’s most recent Annual Report on Form 10-K (including any risk factors), Quarterly Reports on Form 10-Q (including any risk factors), Proxy Statements on Form Def 14A and current reports on Form 8-K. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)          No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. Any statement to the contrary is unlawful.

(f)          Legends. Buyer understands that the certificates or other instruments representing the Securities have been issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Certificates evidencing Securities shall not be required to contain the legend set forth above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that Buyer provides the Company with an opinion of counsel to Buyer from reputable counsel to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).

If a legend is not required pursuant to the foregoing, the Company shall no later than five (5) Business Days following the delivery by Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from Buyer as may be required above in this Section 2(f), as directed by Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which Buyer shall be entitled to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or the Securities are not shares of Common Stock, issue and deliver (via reputable overnight courier) to Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of Buyer or its designee.

(g)          Validity; Enforcement. This Agreement, the Registration Rights Agreement and the Security Document to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h)          Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(i)           Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, as defined below, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding with a placement agent entered into by or on behalf of such Buyer.

(j)           Confidentiality Prior To The Date Hereof. Other than to other Persons party to this Agreement, such Buyer has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(k)          Sold to Various Buyers. Such Buyer understands that the Notes (i) may be sold to various Buyers in one or more Closings, (ii) will generally be for a term of three years but may have varying maturity dates, (iii) may be purchased by officers and directors of the Company, (iv) regardless of issue or sale date, will be secured on a pari passu basis by the same Security Document, and the perfection of any related security interest is not required to occur until 30 days after the first Closing Date and (v) may be issued in a principal amount of up to $3,500,000. In addition, Buyer understands that a majority of the principal amount of the Notes may be purchased by the Chief Executive Officer of the Company (the “CEO”) and as a result the CEO may have the ability to direct the actions of the Collateral Agent, direct the approval of amendments to the Transaction Documents and control the demand rights under the Registration Rights Agreement.

(l)          No Independent Counsel. Such Buyer understands that Pepper Hamilton LLP has represented the Company in the preparation of the Transaction Documents and there is no independent counsel that has represented the Buyers.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers as of the date hereof that:

(a)          Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted.

(b)          Authorization; Enforcement; Validity. The Company and its Subsidiaries each has the corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, the Security Document, the Transfer Agent Instructions (substantially in the Form of Exhibit D) to which it is a party, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, and the granting of a security interest in the Collateral (as defined in the Security Document), have been duly authorized by the Company’s and such Subsidiaries’ respective Board of Directors and no further consent, or authorization is required by the Company, such Subsidiaries, their respective Board of Directors or their respective stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and such Subsidiaries, and constitute the legal, valid and binding obligations of the Company and such Subsidiaries, enforceable against the Company and such Subsidiaries in accordance with their respective terms, except (i) the perfection of any security interest required by the Security Document need not occur until 45 days after the first Closing Date and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)          Issuance of Securities. The issuance of the Notes are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, 660,000 shares of Common Stock shall have been duly authorized and reserved for issuance which equals 100% of the maximum number of shares Common Stock issuable upon conversion of the Notes. Upon conversion in accordance with the Notes, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations made by each Buyer in Section 2, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the granting of a security interest in the Collateral and reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation of the Company, as amended from time to time and as in effect on the date hereof (the “Certificate of Incorporation”) or any certificate or articles of incorporation, certificate of formation, any certificate of designations or other charter document of any of its Subsidiaries, or the Bylaws of the Company, as amended from time to time and as in effect on the date hereof (the “Bylaws”), or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The NASDAQ Capital Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations that would not, individually or in the aggregate, have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated by this Agreement and the other Transaction Documents, or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(e)          Consents. Except for the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, the filing with the SEC of a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents, the filing of the Form D with the SEC and for such filings as shall be required under state securities or “blue sky” laws, and the filing of any notice with the Financial Industry Regulatory Authority, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, which have not been or will not be obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries have no knowledge of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

4.          COVENANTS.

(a)          Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the covenants and conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b)          Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, by the fourth (4th) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Notes, the Registration Rights Agreement and the Security Document) as exhibits to such filing (including all attachments, the “8-K Filing”). As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)          Reservation of Shares. So long as any Buyer owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock issuable upon conversion of the Notes then outstanding (without taking into account any limitations on the conversion of the Notes set forth in the Notes).

(d)          Collateral Agent.

(i)          Corporation Service Company (“CSC”) is hereby appointed Collateral Agent under the Security Document and each Buyer hereby authorizes CSC, in such capacity, to act as its agent in accordance with the terms of the Security Document and this Agreement. The provisions of this Section 4(d) are solely for the benefit of the Buyers and the Company and its Affiliates shall not have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under the Security Document and this Agreement, the Collateral Agent shall act solely as an agent of Buyers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with the Company or any of its Affiliates. The Collateral Agent shall be obligated, and shall have the powers and rights, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Security Document. If any provision, duty, obligation or right under the Security Document is in conflict with any provision, duty, obligation or right under this Agreement then this Agreement shall control. The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the Security Document and such powers as are incidental thereto.

(ii)         Each Buyer irrevocably authorizes the Collateral Agent to take such action on such Buyer’s behalf and to exercise such powers, rights and remedies hereunder as are specifically delegated or granted to the Collateral Agent by the terms of this Agreement and the Security Document, together with such powers, rights and remedies as are reasonably incidental thereto. The Collateral Agent shall have only those duties and responsibilities that are expressly specified herein and therein. The Collateral Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Notwithstanding any other provisions hereof or of any provision of the Security Document, the Collateral Agent shall not have or be deemed to have any fiduciary relationship with the Buyers or any other person or entity, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Security Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement or the Security Document with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.

(iii)        The Collateral Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, and may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument and may assume that any person or entity purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. The Collateral Agent may consult with counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Collateral Agent shall not be liable to the Company or any of its Affiliates, or the Buyers for any recitals or warranties herein or in the Security Document, nor for the effectiveness, enforceability, validity or due execution of the Security Document or any other agreement, document or instrument, nor to make any inquiry respecting the performance by any party of their respective obligations thereunder. Any such inquiry which may be made by the Collateral Agent shall not obligate it to make any further inquiry or to take any action.

(iv)        The Collateral Agent shall not be required to take any action which, in the Collateral Agent’s sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory. In the event the Collateral Agent receives conflicting instructions hereunder or under any of the Security Document, the Collateral Agent shall be fully protected in refraining from acting until such conflict is resolved to the satisfaction of the Collateral Agent. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable, except for the Collateral Agent’s bad faith, negligence or willful misconduct as finally determined by a court of competent jurisdiction for any action taken or omitted under or in connection with this Agreement, the Security Document or any other instrument or document in connection herewith or therewith.

(v)         The Collateral Agent may resign or be removed by the Buyers (by a vote of the holders of a majority of the outstanding principal of the Notes) as Collateral Agent hereunder at any time upon at least thirty (30) days’ prior notice. If the Collateral Agent at any time shall resign, the Buyers shall (by a vote of the holders of a majority of the outstanding principal of the Notes), within ten (10) days after such notice appoint a successor Collateral Agent which shall thereupon become the Collateral Agent hereunder and under the Security Document. If no successor Collateral Agent shall have been so appointed, and shall have accepted such appointment, within the above time frame the retiring Collateral Agent may appoint a successor. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall be entitled to receive from the retiring Collateral Agent such documents of transfer and assignment as such successor Collateral Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. After the effective date of any retiring Collateral Agent’s resignation hereunder as collateral agent, the provisions of this section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

(vi)        The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any default unless the Collateral Agent has received a copy of a notice thereof from a Buyer referring to this Agreement and describing such default. In the event that the Collateral Agent receives such a notice, the Collateral Agent shall promptly give notice thereof to the other Buyers and to the Company. The Collateral Agent shall be permitted to take such action with respect to any default as provided in this Agreement and the Security Document.

(vii)       Each Buyer, by its acceptance of the benefits hereof and of the Security Document, agrees that it shall have no right individually to realize upon any of the Collateral, it being understood and agreed by each Buyer that all rights and remedies may be exercised solely by the Collateral Agent for the benefit of the Buyer in accordance with the provisions of this Agreement and the Security Document in the Collateral Agent’s sole and absolute discretion.

(viii)      Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to its creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings including, without limitation, all amounts received by the Collateral Agent on behalf of the Buyers, or received by the Buyers, shall be paid by the in accordance with its outstanding secured Obligations (as defined in the Security Document) to each of the Buyers in accordance with clause (xii) below. Any and all amounts referred to in this clause (viii)or any other amounts or proceeds of collateral received by any of the Buyers shall be held in trust for the benefit of all of the Buyers, shall be immediately delivered by the applicable Buyers to the Collateral Agent in the amount and form received, and shall be apportioned, paid over or delivered among the Buyers in accordance with clause (xi) of this Agreement.

(ix)         Except as provided by law, the security interests in the Collateral shall be for the ratable benefit of the Buyers, shall rank equally in priority, none being senior or subordinate to any other. No Buyer shall contest the validity, perfection, priority or enforceability of the lien of any other Buyer in the Collateral. Each Buyer, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral under this Agreement, the Security Document, pursuant to applicable law, or otherwise, it being understood and agreed by each Buyer that all rights and remedies under this Agreement, the Security Document, pursuant to applicable law, or otherwise, may be exercised solely by the Collateral Agent for the benefit of Buyers in accordance with the provisions of this Agreement and the Security Document.

(x)          Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings (each such payment, distribution and/or amount is hereafter referred to as a “Collateral Proceeds Amount”), shall be disbursed in accordance with clause (xi) below.

(xi)         Any and all Collateral Proceeds Amount and any other amounts or proceeds of Collateral received by any of the Buyers shall be held in trust for the benefit of all of the Buyers, shall be immediately delivered by the applicable Buyer to the Collateral Agent in the amount and form received, and, subject to the rights to any of the Collateral Proceeds Amount or such other amounts or proceeds of Collateral of the holders of the other security interests in the Collateral referred to in clause (x) above, shall be apportioned, paid over or delivered as follows: first, to the Collateral Agent for the payment or reimbursement of any expenses and fees of, or any other amount payable to, the Collateral Agent hereunder or under the Security Document, and next, among the Buyers on a pro rata basis to each in accordance with the Company’s outstanding obligations to each of the Buyers which are secured pursuant to this Agreement.

5.          REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)          Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the aggregate number of Notes held by such Person, and any tax related information required to be maintained. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)          Transfer Agent Instructions. If a Buyer effects a sale, assignment or transfer of the Conversion Shares, the Company shall permit the transfer, in compliance with applicable securities laws, and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 2(f). Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities as referred to in Section 2(f) shall be borne by the Company.

6.          CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)          Such Buyer and each other Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)         Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Notes being purchased by such Buyer and each other Buyer at the Closing by check or wire transfer of immediately available funds.

(iii)        The representations and warranties of such Buyer and each other Buyer shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer and each other Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer and each other Buyer at or prior to the Closing Date.

7.          CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)          The Company shall have executed and delivered to such Buyer (A) each of the Transaction Documents and (B) the Notes (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)         The Company shall have delivered to such Buyer a copy of the Transfer Agent Instructions, substantially in the form attached hereto as Exhibit D, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iii)        The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(iv)        The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date.

(v)         The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

8.          TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before ten (10) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party.

9.          MISCELLANEOUS.

(a)          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)          Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)          Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders (as defined in the Note), and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Notes. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
Telephone:	(631) 240-8800
Attention:	Chief Financial Officer

With copies to:

Pepper Hamilton LLP
620 Eighth Street, Floor 37
New York, NY 10018
Telephone:	212-808-2724
Attention:	Merrill Kraines, Esq.

If to the Transfer Agent:

American Stock Transfer and Trust Company
6201 15th Ave.
Brooklyn, New York 11219
Telephone: (718) 921-8210
Facsimile: (718) 921-8355
Attention: Vito Cirone

If to the Collateral Agent:
CSC
251 Little Falls Drive
Wilmington, DE 19808
Telephone: (866) 403-5272
Facsimile: (302) 636-5454
Attention: [●]

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). A Buyer may assign some or all of its rights hereunder without the consent of, but upon prompt written notice to, the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)          Reliance by the Collateral Agent. The parties agree and acknowledge that the Collateral Agent may rely on the representations, warranties, agreements and covenants of the Company contained in this Agreement and may rely on the representations and warranties to the respective Buyer set forth in this Agreement as if such representations, warranties, agreements and covenants, as applicable, were made directly to the Collateral Agent. In addition, no representation, warranty or covenant, express or implied, is or will be made by the Collateral Agent with respect to the Company or the transactions contemplated by this Agreement; and no responsibility of any kind exists with the Collateral Agent with respect to the completeness or accuracy of, or any other matter concerning, any other information made or provided by the Company or its representatives to the Buyer (as to diligence matters or otherwise) or with respect to any statements made regarding any such information by the Company, its representatives or the Collateral Agent to the Buyers.

(j)          Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing for a period of one (1) year from the date hereof. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k)          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)          No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)          Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)          Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)          Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

APPLIED DNA SCIENCES, INC.

By:	/s/ Beth Jantzen
Name: Beth Jantzen
Title: Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ James A. Hayward
Name: James A. Hayward
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ Judith Murrah
Name: Judith Murrah
Title: Chief Information Officer
Applied DNA Sciences, Inc.

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:
Delabarta II

By:	/s/ John F. Bitzer III
Name: John F. Bitzer III
Title: President

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ Yacov Shamash
Name: Yacov Shamash
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ Robert Catell
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ Elizabeth Schmalz Ferguson
Name:
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:
The Rodgers Living Trust Dated April 7, 1995

By:	/s/ Jay D. Rodgers
Name: Jay D. Rodgers
Title: Trustee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ Gregg Baldwin
Name: W. Gregg Baldwin
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ William W. Montgomery 8/30/2018
Name: William W. Montgomery
Title: (private investor)
Mr. William W. Montgomery
34211 Seavey Loop Rd.
Eugene, OR 97405

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ Johnette van Eeden
Name: Johnette van Eeden
Title:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Attestation of Receipt of Documents

Each Buyer hereby attests to receipt and review of the following documents:

1)	Purchase Agreement (including all exhibits and schedules)

2)	Registration Rights Agreement

3)	Security Agreement

4)	Form of Note

BUYERS:

By:	/s/ John Cartier
Name: John Cartier
Title:

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Purchase Price	Legal Representative’s Address and Facsimile Number
James A. Hayward	1 Emmet Dr Stony Brook, NY 11790	$1,000,000	$2.50
Judith Murrah	8 Old Post La Saint James, NY 11780	25,000	$2.50
Delabarta II	c/o Delaware Corporate Management 1105 North Market Street Suite 1300 Wilmington, DE 19801	100,000	$2.50
Yavoc Shamash	7 Quaker Hill Rd Stony Brook, NY 11790	25,000	$2.50
Robert Catell	62 Osborne Rd Garden City, NY 11530	25,000	$2.50
Elizabeth Schmalz Ferguson	101 Jersey Ave Spring Lake, NJ 07762	10,000	$2.50
The Rodgers Living Trust Dated April 7, 1995	1277 Porter Rd Flower Mound, TX 75022	100,000	$2.50
Gregg Baldwin	3391 Ichabod Way The Villages, FL 32163	50,000	$2.50
William Montgomery	34211 Seavey Loop Rd Eugene, OR 97405	200,000	$2.50
Johnette van Eeden	451 Westpark Way, Ste 5 Euless, TX 76040	100,000	$2.50
John Cartier	PO Box ____ East Hampton, NY 11937	15,000	$2.50

EXHIBITS

Exhibit A	Form of Notes
Exhibit B	Registration Rights Agreement
Exhibit C	Form of Security Agreement of the Company
Exhibit D	Transfer Agent Instructions

Exhibit A

Form of Notes

[FORM OF SECURED CONVERTIBLE NOTE]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(ii) AND 17(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(ii) OF THIS NOTE.

Applied DNA Sciences, Inc.

Secured Convertible Note

Issuance Date: August 31, 2018	Original Principal Amount: U.S. $___________
Interest Rate per Annum: 6.00%

FOR VALUE RECEIVED, Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), hereby promises to pay to [___________________] or registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, redemption, conversion or otherwise (in each case in accordance with the terms hereof). This Secured Convertible Note (including all Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Secured Convertible Notes issued pursuant to the Securities Purchase Agreement on multiple Closing Dates (collectively, the “Notes” and such other Secured Convertible Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 26.

1.           PAYMENTS OF PRINCIPAL. Subject to the conversion of the Principal and accrued and unpaid Interest (as defined below) into Conversion Shares pursuant to Section 8 hereof, on the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest. The “Maturity Date” shall be August 30, 2021. At any time the Company may prepay any portion or all of the outstanding Principal amount of this Note and any accrued and unpaid Interest.

2.           INTEREST; INTEREST RATE.

(a)          Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year comprised of twelve thirty day months and shall be payable in arrears semi-annually on February 28th and August 31st during the period beginning on the Issuance Date and ending on, and including, the Maturity Date or the Conversion Date, as the case may be (the “Interest Date”). Subject to the conversion of the accrued and unpaid Interest into Conversion Shares pursuant to Section 8 hereof, Interest shall be payable on the Interest Date to the record holder of this Note on the Interest Date, in cash.

(b)          From and after the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to 10% per annum, or the maximum rate permissible by law, whichever is less. In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

Exhibit A-1

(c)          Notwithstanding any provision in this Note to the contrary, through the Maturity Date, at the option of the Company in lieu of paying in cash the interest accrued to any Interest Date, any accrued but unpaid interest shall be capitalized and added as of such Interest Date to the principal amount of this Note (the “PIK Amount”). Such PIK Amount shall bear interest from the applicable Interest Date at the same rate per annum and be payable in the same manner as in the case of the original principal amount of this Note and shall otherwise be treated as principal of this Note for all purposes. From and after each Interest Date, the principal amount of this Note shall, including with respect to Conversion Amount, without further action on the part of the Company or the Holder, be deemed to be increased by the PIK Amount so capitalized and added to principal in accordance with the provisions hereof.

3.           CONVERSION OF NOTES. This Note shall be convertible into Conversion Shares, on the terms and conditions set forth in this Section 3.

(a)          Conversion Right. At any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable Conversion Shares in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a Conversion Share upon any conversion. If the issuance would result in the issuance of a fraction of a Conversion Share, the Company shall round such fraction of a Conversion Share up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Conversion Shares upon conversion of any Conversion Amount; provided that the Company shall not be required to pay any tax that may be payable in respect of the issuance and delivery of Conversion Shares to any Person other than the Holder or with respect to any income tax due by the Holder with respect to such Conversion Shares.

(b)          Conversion Rate. The number of Conversion Shares issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i)          “Conversion Amount” means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, plus all accrued and unpaid Interest on any Conversion Amount up to and including the Conversion Date (as defined below).

(ii)         “Conversion Price” means USD $2.50.

(c)          Mechanics of Conversion.

(i)          Optional Conversion. To convert any Conversion Amount into Conversion Shares on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile or email (by attachment in PDF format) (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(ii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or email (by attachment in PDF format) a confirmation (the “Conversion Confirmation”) of receipt of such Conversion Notice to the Holder and the Company’s Transfer Agent. Any Conversion Confirmation delivered by the Company shall confirm the Conversion Amount. On or before the fifth Business Day following the date of receipt of a Conversion Notice, the Company shall, provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal as Custodian system. If the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or if a Holder otherwise requests, the Company shall issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(ii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than five Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the Conversion Shares issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such Conversion Shares on the Conversion Date.

Exhibit A-2

(ii)         Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of principal and interest hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 17. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Principal amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal and Interest converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

4.           RIGHTS UPON EVENT OF DEFAULT.

(a)          Event of Default. Each of the following events shall constitute an “Event of Default:”

(i)          the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five consecutive Trading Days or for more than an aggregate of ten Trading Days in any 365-day period;

(ii)         the delisting of the Company’s Common Stock from the Principal Market;

(iii)        the Company’s failure to pay to the Holder any amount of Principal, Interest, or other amounts when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and other amounts when and as due, in which case only if such failure continues for a period of at least three Business Days;

(iv)        the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(v)         any proceeding is instituted against the Company or any of its Subsidiaries in an involuntary case, or a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) appoints a Custodian of the Company or any of its Subsidiaries for all or substantially all of its property or (B) orders the liquidation of the Company or any of its Subsidiaries and, in each case, such order or decree is not dismissed or stayed within thirty days of such entry;

(vi)        the Company shall fail to perform or observe any covenant, agreement or other obligation contained in any Transaction Document on its part to be performed or observed and such failure shall remain unremedied for a period of ten Business Days;

(vii)       the Security Agreement shall, for any reason, after the perfection date specified in the Securities Purchase Agreement, cease to create a valid, enforceable and perfected first priority security interest and Lien in any of the Collateral (as defined in the Security Agreement) purported to be covered thereby, or the Company shall so state in writing, or the Company shall in any way challenge, or shall bring any proceeding which shall in any way challenge, the prior valid, enforceable or perfected status of such security interest or Lien or the validity or enforceability thereof;

(b)          Remedies. Upon the occurrence of an Event of Default, the Company shall within five Business Days deliver written notice thereof via facsimile or email and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem and, in the case the Holder has not received an Event of Default Notice, the Event of Default of which the Holder has become aware. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the sum of the Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.

Exhibit A-3

5.           RIGHTS UPON FUNDAMENTAL TRANSACTION; CHANGE OF CONTROL.

(a)          Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes then outstanding held by such holder, having similar conversion rights and having similar ranking to the Notes, and satisfactory to the Required Holders. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity), as adjusted in accordance with the provisions of this Note. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(b)          Redemption Right. No sooner than fifteen days nor later than ten days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile or email and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending twenty Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company in cash at a price equal to the Conversion Amount being redeemed plus any accrued and unpaid interest on the Conversion Amount being redeemed (the “Change of Control Redemption Price”). Redemptions required by this Section 5(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.

6.           RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

(a)          Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Exhibit A-4

(b)          Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder’s option, (i) in addition to the Conversion Shares receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such Conversion Shares had such Conversion Shares been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the Conversion Shares otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

7.           RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a)          Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note), or (B) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time while this Note is outstanding: combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock as the case may be, into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately modified.

(b)          Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

8.           COMPANY’S RIGHT OF MANDATORY CONVERSION.

(a)          Mandatory Conversion. If the price of the Company’s Common Stock shall remain at a closing price of $3.50 or more for a period of twenty consecutive Trading Days, the Company shall have the right to require the Holder to convert all, or any part, of the Conversion Amount of this Note into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 3(c) hereof at the Conversion Rate with respect to the Conversion Amount (the “Mandatory Conversion”). The mechanics of conversion set forth in Section 3(c) shall apply to any Mandatory Conversion as if the Company and the Transfer Agent had received from the Holder on the Mandatory Conversion Date a Conversion Notice with respect to the Conversion Amount being converted pursuant to the Mandatory Conversion.

9.           SECURITY. This Note and the Other Notes are secured to the extent, within the time and in the manner set forth in the Security Documents (as defined in the Securities Purchase Agreement).

10.         NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all reasonable action as may be required to protect the rights of the Holder of this Note.

11.         RESERVATION OF AUTHORIZED SHARES.

(a)          Reservation. The Company shall reserve out of its authorized and unissued stock a number of shares of Common Stock or other securities issuable upon conversion of the Notes, as the case may be, for each of the Notes equal to 100% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date (such applicable amount, the “Required Reserve Amount”). The Company shall increase the Required Reserved Amount in proportion to any increase in the outstanding principal amount of the Note resulting from a PIK amount.

Exhibit A-5

(b)          Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock or other securities issuable upon conversion of the Notes, as the case may be, to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock or other securities issuable upon conversion of the Notes, as the case may be, equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock or other securities issuable upon conversion of the Notes, as the case may be, to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as reasonably practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock or, if required by applicable law, other securities issuable upon conversion of the Notes, as the case may be. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock or, if required by applicable law, other securities issuable upon conversion of the Note, as the case may be, and to cause its board of directors of the Company to recommend to the stockholders that they approve such proposal.

12.         HOLDER’S REDEMPTIONS.

(a)          Mechanics. The Company shall deliver the applicable Event of Default Redemption Price or the Change of Control Redemption Price (together, the “Redemption Price”) to the Holder within five Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice or Change of Control Redemption Notice (together, the “Redemption Notice”). In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, and (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 17(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount.

(b)          Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b), the Company shall immediately, but no later than one Business Day of its receipt thereof, forward to the Holder by facsimile or email a copy of such notice.

13.         VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including, but not limited to, the Delaware General Corporation Law, and as expressly provided in this Note.

14.         COVENANTS. So long as this Note is outstanding:

(a)          Rank. All payments due under this Note shall rank pari passu with all Other Notes.

(b)          Certificate of Incorporation and Bylaws. Except as set forth in Section 11(b), the Company shall not amend its Certificate of Incorporation or Bylaws without the prior written consent of the Required Holders (which consent shall not be unreasonably withheld).

(c)          Use of Proceeds.  The Company will use the proceeds from the sale of the Notes for general working capital purposes.

15.         VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote of the Required Holders at a meeting duly called for such purpose or the written consent without a meeting shall be required for any change or amendment to this Note or the Other Notes. In no event shall any amendment, modification or waiver be made to this Note which would adversely effect the Holder without the written consent of the Holder.

16.         TRANSFER. This Note and any Conversion Shares issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(f) of the Securities Purchase Agreement and applicable securities laws.

Exhibit A-6

17.         REISSUANCE OF THIS NOTE.

(a)          Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Sections 16 and 17(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(ii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b)          Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

(c)          Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)          Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal and Interest of this Note, from the Issuance Date.

18.         Remedies, Characterizations, Other Obligations, Breaches And Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

19.         PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

20.         CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the holders of the Notes and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

21.         FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Exhibit A-7

22.         NOTICES; PAYMENTS.

(a)          Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b)          Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the holders of the Notes, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum, or the maximum rate permissible by law, which is less, from the date such amount was due until the same is paid in full (“Late Charge”).

23.         CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

24.         WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

25.         GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

Exhibit A-8

26.         CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)           “Bloomberg” means Bloomberg Financial Markets.

(b)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)          “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(d)          “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e)          “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement which corresponds to the date this Note and the Other Notes were initially issued pursuant to the terms of the Securities Purchase Agreement.

(f)          “Common Stock” means shares of the Company’s common stock, $0.001 par value per share.

(g)          “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(h)          “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(i)          “Conversion Shares” means, shares of Common Stock issuable upon conversion of this Note.

(j)          “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE Amex, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market, or any market that is a successor to any of the foregoing.

(k)          “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person or Persons, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person (other than the Holder) to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate Voting Stock of the Company.

Exhibit A-9

(l)          “GAAP” means United States generally accepted accounting principles, consistently applied.

(m)         “Interest Rate” means, 6.00% per annum, subject to adjustment as set forth in Section 2(b) hereof.

(n)          “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(o)          “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(p)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(q)          “Principal Market” means the NASDAQ Capital Market.

(r)           “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

(s)          “SEC” means the United States Securities and Exchange Commission.

(t)          “Securities Purchase Agreement” means that certain securities purchase agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.

(u)           “Subscription Date” means August 31, 2018.

(v)         “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

(w)          “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(x)          “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

27.         DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within four Business Days after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

[Signature Page Follows]

Exhibit A-10

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

APPLIED DNA SCIENCES, INC.

By:
Name:
Title:

[signature page to Form of Secured Convertible Note]

EXHIBIT I

APPLIED DNA SCIENCES, INC.
CONVERSION NOTICE

Reference is made to the Secured Convertible Note (the “Note”) issued to the undersigned by Applied DNA Sciences, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into Conversion Shares (as defined in the Note) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Conversion Amount of the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated [●], 2018 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

APPLIED DNA SCIENCES, INC

By:
Name:
Title:

Exhibit B

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 31, 2018, by and among Applied DNA Sciences, Inc., a Delaware corporation, with headquarters located at 50 Health Sciences Drive, Stony Brook, New York 11790 (the “Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).

WHEREAS:

A. In connection with the Securities Purchase Agreement, dated as of August 31, 2018, by and among the Company and the Buyers (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Buyer senior secured convertible notes of the Company (the “Notes”), which may, among other things, be convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock,” as converted, the “Conversion Shares”) in accordance with the terms of the Notes.

B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.           Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.           “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

b.           “Effective Date” means the date the Registration Statement (as defined below) is declared effective by the SEC.

c.           “Effectiveness Deadline” means, with respect to any registration statement required to be filed to cover the resale by the Investors of the Registrable Securities pursuant to Section 2, 45 days after the Filing Date, or if there is a review of the Registration Statement by the SEC, 90 days after the Filing Date.

d.           “Filing Date” means, with respect to any registration statement required to be filed to cover the resale by the Investors of the Registrable Securities pursuant to Section 2, the date on which such registration statement is filed with the SEC.

Exhibit B-1

e.           “Filing Deadline” means with respect to any registration statement required to be filed to cover the resale by the Investors of the Registrable Securities pursuant to Section 2, 60 days following the Demand Registration Request (as defined below), unless the Demand Registration Request is made after the end of the fiscal year but before the financial statements for such fiscal year are available, in which case the Filing Deadline means the later of (i) 10 Business Days following the availability of the financial statements for the year ended September 30, 2018 and (ii) 60 days following the Demand Registration Request.

f.            “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

g.           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

h.           “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

i.            “Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion or redemption of the Note and (ii) any share capital of the Company issued or issuable with respect to the Conversion Shares or the Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

j.            “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

k.          “Required Holders” means the holders of at least a majority of the Registrable Securities.

l.            “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

m.           “SEC” means the United States Securities and Exchange Commission.

Exhibit B-2

2.          Registration.

a.           Demand Registration. Subject to the terms and conditions of this Agreement, if, at any time following the receipt by the Company of a Conversion Notice, as defined in the Securities Purchase Agreement, or a mandatory conversion pursuant to Section 8 of the Form of Note, the Company receives a written request from the Required Holders that the Company register under the 1933 Act any of the Registrable Securities held by the Required Holders (such a written request being hereinafter referred to as a “Demand Registration Request”), the Company shall file, as promptly as reasonably practicable but no later than the Filing Deadline, a registration statement under the 1933 Act covering all of the Registrable Securities. The Registration Statement shall be on Form S-1 or any similar long-form registration statement. The Registration Statement shall contain the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable efforts to cause the registration statement to be declared effective or otherwise to become effective under the 1933 Act as soon as reasonably practicable but, in any event, no later than the Effectiveness Deadline. By 9:30 am on the date following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

b.           Eligibility for Form S-3. If the Company is eligible to use Form S-3, or any similar short-form registration statement, to register the Registrable Securities, then the Company may use Form S-3 in lieu of Form S-1.

3.          Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use its reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.           The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as reasonably practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “reasonable efforts” shall mean, among other things, that the Company shall submit to the SEC, within five (5) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Investors whose Registrable Securities are included in such Registration Statement (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date, subject to acceptance by the SEC, not later than five (5) Business Days after the submission of such request.

Exhibit B-3

b.           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K, or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC as soon as reasonably practicable after the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.           The Company shall use its reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or bylaws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor of the Registrable Securities covered by a Registration Statement of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

Exhibit B-4

d.           The Company shall notify each Investor of the Registrable Securities covered by a Registration Statement in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to such Investor as such Investor may reasonably request. The Company shall also promptly notify each Investor of the Registrable Securities covered by a Registration Statement in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each such Investor by facsimile or e-mail on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

e.           The Company shall use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

f.            If any Investors of the Registrable Securities covered by a Registration Statement is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated as of such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Investor.

g.           The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor of the Registrable Securities covered by a Registration Statement is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

Exhibit B-5

h.           The Company shall use its reasonable efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed or quoted on each securities exchange, bulletin board or quotation system on which securities of the same class or series issued by the Company are then listed or quoted.

i.            The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

j.            If requested by an Investor of the Registrable Securities covered by a Registration Statement, the Company shall (i) as soon as reasonably practicable incorporate in a prospectus supplement or post-effective amendment such information as such Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as reasonably practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or make amendments to any Registration Statement if reasonably requested by such Investor holding any Registrable Securities.

k.          The Company shall use its reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l.            The Company shall otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

m.           Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

Exhibit B-6

n.           Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company otherwise required (a “Grace Period”); provided that no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of forty (40) days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale and delivered a copy of the prospectus included as part of the Registration Statement (unless an exemption from such prospectus delivery requirement exists) prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

4.          Obligations of the Investors.

a.           At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor whose Registrable Securities are to be included in a Registration Statement in writing of the information the Company requires from each such Investor. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.           Each Investor whose Registrable Securities are to be included in a Registration Statement agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

c.           Each Investor whose Registrable Securities are to be included in a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e) or receipt of notice that no supplement or amendment is required.

d.           Each Investor whose Registrable Securities are to be included in a Registration Statement covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

Exhibit B-7

5.          Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

6.          Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor whose Registrable Securities are included in a Registration Statement, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor whose Registrable Securities are included in a Registration Statement within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

Exhibit B-8

b.           In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any “Violation”, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

Exhibit B-9

c.           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.          Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

Exhibit B-10

8.          Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.           make and keep public information available, as those terms are understood and defined in Rule 144;

b.           file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.           furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.          Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.        Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

Exhibit B-11

11.        Miscellaneous.

a.           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

b.           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Applied DNA Sciences, Inc.

50 Health Sciences Drive, Suite 113

Stony Brook, New York 11790

Telephone: (631) 240-8800

Attention: Chief Financial Officer

With copies to:

Pepper Hamilton LLP

620 Eighth Avenue, 37th Floor

New York, NY 10018

Telephone: (212) 808-2711

Facsimile: (212) 658-9982

Attention: Merrill Kraines, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Exhibit B-12

c.           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.           This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.            Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.           This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Exhibit B-13

i.            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.            All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

k.          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.            This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m.           The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

[Signature Page Follows]

Exhibit B-14

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

APPLIED DNA SCIENCES, INC.

By:
Name: Beth Jantzen
Title: Chief Financial Officer

Exhibit B-15

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

[BUYERS]:

By:
Name:
Title:

Exhibit B-16

SCHEDULE OF BUYERS

Buyer	Buyer’s Address and Facsimile Number	Buyer’s Representative’s Address and Facsimile Number

Exhibit B-17

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

American Stock Transfer and Trust Company

Operations Center

6201 15th Ave., Third Floor

Brooklyn, New York 11219

Telephone: (718) 921-8210

Attention: [●]

Re: APPLIED DNA SCIENCES, INC.

Ladies and Gentlemen:

We are counsel to Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of [●], 2018 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders secured convertible notes (the “Notes”) which are convertible into the Company’s common stock, $0.001 par value per share (the “Common Stock”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on _______, 201_, the Company filed a Registration Statement on Form S-1 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, we advise you that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, based upon our review of the list of current stop orders available on the SEC’s website, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Exhibit B-18

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated [●], 2018, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC: [LIST NAMES OF HOLDERS]

Exhibit B-19

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling shareholders are those issuable upon conversion of the secured convertible notes. We are registering the shares of common stock in order to permit the selling shareholders to. offer the shares for resale from time to time. [Except for the ownership of the secured convertible notes, the selling shareholders have not had any material relationship with us within the past three years.]

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling shareholders. The second column lists the number of shares of common stock beneficially owned by each selling shareholder, based on its ownership of the shares of the secured convertible notes, as of ________, 2018, assuming conversion of all secured convertible notes held by the selling shareholders on that date, without regard to any limitations on conversions and/or redemptions of the secured convertible notes.

The third column lists the shares of common stock being offered by this prospectus by the selling shareholders.

The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

Exhibit B-20

PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon conversion of the secured convertible notes to permit the resale of these shares of common stock by the holders of the secured convertible notes from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling shareholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

Exhibit B-21

•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling shareholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling shareholders may pledge or grant a security interest in some or all of the secured convertible notes or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

Exhibit B-22

There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[_______] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Exhibit B-23

Exhibit C

Form of Security Agreement of the Company

Form of

SECURITY AGREEMENT

dated ____________, 2018

by

the Grantor referred to herein

as Grantor

to

Delaware Trust Company

as Collateral Agent

2

Section 24.	Continuing Security Interest	20

Section 25.	Release; Termination.	20

Section 26.	Execution in Counterparts	20

Section 27.	Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.	21

Schedules:

Schedule I	-	Investment Property
Schedule II	-	Deposit Accounts
Schedule III	-	Assigned Agreements
Schedule IV	-	Intellectual Property
Schedule V	-	Commercial Tort Claims
Schedule VI	-	Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Schedule VII	-	Changes in Name, Location, Etc.
Schedule VIII	-	Locations of Equipment, Inventory and Books and Records
Schedule IX	-	Letters of Credit
Schedule X	-	Permitted Liens
Schedule XI		Excluded Assets

Exhibits:

Exhibit A	-	Form of Intellectual Property Security Agreement
Exhibit B	-	Form of IP Security Agreement Supplement

3

SECURITY AGREEMENT

SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”) dated _____________, 2018 made by APPLIED DNA SCIENCES, INC., a Delaware corporation with headquarters located at 50 Health Sciences Drive, Stony Brook, New York 11790 (the “Grantor”), in favor of DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (together with any successor collateral agent, in such capacity, the “Collateral Agent”) for the benefit of the investors listed on the Schedule of Buyers (each a “Buyer” and collectively, the “Buyers”; the Buyers and the Collateral Agent are collectively, with their successors and assigns, the “Secured Parties”)) set forth in the Securities Purchase Agreement, dated as of August 31, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time) and the other Secured Parties (the “Securities Purchase Agreement”).

PRELIMINARY STATEMENTS.

WHEREAS, the Grantor and each Buyer are parties to the Securities Purchase Agreement, pursuant to which the Grantor shall be required to sell, and the Buyers shall purchase or have rights to purchase, on a several and not joint basis the principal amount of the Notes issued pursuant thereto (as such Notes may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Notes”); and

WHEREAS, it is a condition precedent to the Buyers purchasing the Notes pursuant to the Securities Purchase Agreement that the Grantor shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent for the benefit of the Secured Parties of a security interest in all of the personal property of the Grantor to secure all of the Grantor’s Obligations (as defined below) under the Securities Purchase Agreement, the Notes and the other Transaction Documents; and

WHEREAS, the Grantor, the Buyers and the Collateral Agent are parties to that certain Collateral Agency Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Collateral Agency Agreement”); and

WHEREAS, capitalized terms used herein and not otherwise defined in this Agreement are used in this Agreement as defined in the Securities Purchase Agreement. Further, unless otherwise defined in this Agreement or in the Securities Purchase Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

NOW, THEREFORE, in consideration of the premises and in order to induce the Buyers to purchase the Notes under the Securities Purchase Agreement, the Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

Section 1.           Grant of Security. Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of Grantor’s tangible and intangible assets, whether real or personal property, now or hereafter acquired, including without limitation all of Grantor’s right, title and interest in and to the following (collectively, the “Collateral”):

(a)         all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC (any and all such property being the “Equipment”);

(b)         all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by Grantor), and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the “Inventory”);

(c)         all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts (other than Excluded Accounts (defined below)), letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other Obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting Obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other Obligations, to the extent not referred to in clause (d), (e) or (f) below, being the “Receivables,” and any and all such supporting Obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);

(d)         the following (the “Security Collateral”):

(i)          the all of the shares of capital stock of (or other ownership or profit interests in, including partnership, membership or trust interests) in any entity (“Equity Interests”) listed on Part I of Schedule I (Investment Property) hereto, and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto;

Exhibit C-2

(ii)         the indebtedness listed on Part II of Schedule I (Investment Property) hereto and all additional indebtedness now or from time to time owed to Grantor (such indebtedness being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

(iii)        all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;

(e)         each of the agreements listed on Schedule III (Assigned Agreements) attached hereto, in each case as such agreements may be amended, restated, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (w) all rights of Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (x) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (y) claims of Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (z) the right of Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”);

(f)          the following (collectively, the “Account Collateral”):

(i)          the deposit accounts listed on Schedule II (Deposit Accounts) hereto and all funds and financial assets from time to time credited thereto (including, without limitation, all cash equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Deposit Accounts;

(ii)         all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

(iii)        all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

Exhibit C-3

(g)         the following (collectively, the “Intellectual Property Collateral”):

(i)          all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

(ii)         all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby (“Trademarks”);

(iii)        all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

(iv)        all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);

(v)         all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

(vi)        all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in Schedule IV (Intellectual Property) attached hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(vii)       all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of Grantor accruing thereunder or pertaining thereto;

(viii)      all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which Grantor, now or hereafter, is a party or a beneficiary, including, without limitation, the agreements set forth in Schedule IV (Intellectual Property) attached hereto, (“IP Agreements”); and

Exhibit C-4

(ix)         any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(h)         the commercial tort claims described in Schedule V (Commercial Tort Claims) attached hereto (together with any commercial tort claims as to which the Grantors have complied with the requirements of Section 15, the “Commercial Tort Claims Collateral”);

(i)          all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of Grantor pertaining to any of the Collateral; and

(j)          all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting Obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting Obligations that constitute property of the types described in clauses (a) through (i) of this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash;

provided that the term “Collateral” shall at all times exclude all Excluded Assets. “Excluded Assets” means all assets listed on Schedule XI (Excluded Assets) attached hereto.

Section 2.           Security for Obligations. This Agreement and the Collateral granted hereunder secures, in the case of Grantor, the payment of all Obligations now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement Obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations, the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by Grantor to any Secured Party under the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor. The term “Obligations” shall mean for so long as the Notes are outstanding the payment by the Company, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, the Notes, the Collateral Agency Agreement and the other Transaction Documents, including, without limitation, (A) all principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any insolvency proceeding of the Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such insolvency proceeding), and (B) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents.

Exhibit C-5

Section 3.            Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and Obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release Grantor from any of its duties or Obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Transaction Document, nor shall any Secured Party be obligated to perform any of the Secured Obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4.            Delivery and Control of Security Collateral.

(a)         All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Parties. The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b)         With respect to any Security Collateral that constitutes an uncertificated security, the Grantor will cause the issuer either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree with Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of Grantor, such agreement to be in form and substance reasonably satisfactory to the Secured Parties (such agreement being an “Uncertificated Security Control Agreement”).

(c)         With respect to any Security Collateral that constitutes a security entitlement as to which the financial institution acting as Collateral Agent hereunder is not the securities intermediary, Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder thereof or (ii) to agree with Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders originated by the Collateral Agent without further consent of Grantor, such agreement to be in form and substance reasonably satisfactory to the Secured Parties (a “Securities Account Control Agreement”).

(d)         The Collateral Agent shall have the right, at any time and without notice to any Grantor, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Security Collateral, without any indication that such Security Collateral is subject to the security interest hereunder, subject only to the revocable rights specified in Section 13(a).

(e)         Upon the request of the Collateral Agent, Grantor will notify each issuer of Security Collateral granted by it hereunder that such Security Collateral is subject to the security interest granted hereunder.

Exhibit C-6

Section 5.           Maintaining the Account Collateral. So long as the Secured Obligations remain outstanding and unpaid:

(a)         Grantor will maintain deposit accounts only with a bank or other depository institution (a “Pledged Account Bank”) that has agreed (or will agree) with Grantor and the Collateral Agent to comply with instructions originated by the Collateral Agent directing the disposition of funds in such deposit account without the further consent of Grantor, such agreement to be in form and substance reasonably satisfactory to the Secured Parties (a “Deposit Account Control Agreement”). As a condition to the establishment and maintenance of deposit accounts with any such bank or other depository institution, Grantor shall have entered into a Deposit Account Control Agreement with such Pledged Account Bank, except with respect to Excluded Accounts (defined below).

(b)         The Collateral Agent may, without notice to, or consent from, Grantor, give such instructions, transfer, or direct the transfer of, funds from the Deposit Accounts, to satisfy the Secured Obligations under the Transaction Documents only if an Event of Default shall have occurred and be continuing.

(c)         For the purposes hereof, “Excluded Accounts” means (a) any deposit account that is used solely for escrow, tax, tax withholding, payment of payroll, bonuses, other compensation and related expenses and (b) any accounts held outside of the United States of America.

Section 6.             Representations and Warranties. Grantor represents and warrants as follows:

(a)         As of the Effective Date, Grantor’s exact legal name, location of chief executive office, type of organization, jurisdiction of organization and organizational identification number (if any) are set forth in Schedule VI (Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number); attached hereto. Grantor has no trade names other than as listed on Schedule VI (Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number) attached hereto. Within the five years preceding the Effective Date, Grantor has not changed its name, location of its chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule VI (Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number) attached hereto except as set forth in Schedule VII (Changes in Name, Location, Etc.) attached hereto.

(b)         Grantor is the legal and beneficial owner of the Collateral granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted hereunder and listed on Schedule X (Permitted Liens). No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing Grantor or any trade name of Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Transaction Documents or as otherwise permitted under the Securities Purchase Agreement.

Exhibit C-7

(c)         All of the Equipment and Inventory of Grantor is located at the places specified therefor in Schedule VIII (Locations of Equipment, Inventory and Books and Records) attached hereto or at another location as to which Grantor has complied with the requirements of Section 8(a). Grantor has exclusive possession and control of its Equipment and Inventory.

(d)         All books and records related to the Collateral are located at the places specified therefor in Schedule VIII (Locations of Equipment, Inventory and Books and Records) attached hereto. Grantor agrees to obtain a lien waiver and access agreement in favor of the Collateral Agent, in form and substance reasonably satisfactory to the Secured Parties, with respect to each location in which any books and records are stored. Grantor further agrees to deliver a fully-executed copy of such lien waiver and access agreement to the Collateral Agent prior to the delivery of such books and records to any other location.

(e)         None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

(f)          If Grantor is an issuer of Security Collateral, Grantor confirms that it has received notice of the security interest granted hereunder.

(g)         The Pledged Equity pledged by Grantor hereunder (if any) has been duly authorized and validly issued and is fully paid and non-assessable. The Pledged Debt issued by Grantor and pledged by another Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the valid and legally binding obligation of the issuers thereof and is evidenced by one or more promissory notes (which promissory notes have been delivered to the Collateral Agent).

(h)         The Pledged Equity pledged by Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Part I of Schedule I (Investment Property) attached hereto. The Pledged Debt constitutes all of the outstanding indebtedness owed to Grantor by the issuers thereof and is outstanding in the principal amount indicated, Part II of Schedule I (Investment Property) attached hereto, as of the date hereof and is not in default.

(i)          Grantor has no investment property, other than the investment property listed on Schedule I (Pledged Equity; Pledged Debt; Investment Property).

(j)          Grantor shall use best efforts to deliver to the Collateral Agent a consent in form and substance reasonably satisfactory to the Secured Parties from each party to the Assigned Agreements to which the Borrower is a party to the grant of a security interest in such Assigned Agreement pursuant to this Agreement (which by its terms does not require any such consent or for which a consent was previously obtained).

(k)         Grantor has no deposit accounts other than the Deposit Accounts listed on Schedule II (Deposit Accounts) attached hereto, Excluded Accounts and additional deposit accounts as to which Grantor has complied (or as the case may be, will comply) with the applicable requirements of Section 5.

Exhibit C-8

(l)          Grantor is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule IX (Letters of Credit) attached hereto and additional letters of credit as to which Grantor has complied with the requirements of Section 14.

(m)        This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid first priority security interest in the Collateral granted by Grantor, securing the payment of the Secured Obligations; such security interest is subject in priority only to the Permitted Liens and the recording of all filings and other actions (including, without limitation, (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and (B) actions necessary to perfect the Collateral Agent’s security interest with respect to Collateral evidenced by a certificate of title) necessary to perfect the security interest in the Collateral granted by Grantor have been duly made or taken and are in full force and effect on and after the date hereof.

(n)         No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements shall have been duly filed within 45 days of the Closing, as defined in the Securities Purchase Agreement and, upon filing, shall be in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 12(c) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the actions described in Section 4 with respect to the Security Collateral, which actions have been taken and are in full force and effect, or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

(o)         The Inventory that has been produced or distributed by Grantor has been produced in material compliance with all requirements of applicable law.

(p)         As to itself and its Intellectual Property Collateral:

(i)          The operation of Grantor’s business as currently conducted or as contemplated to be conducted and the use of the Intellectual Property Collateral in connection therewith, to the best of Grantor’s knowledge, do not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party.

(ii)         Grantor is the exclusive owner of all right, title and interest in and to the Intellectual Property Collateral, and is entitled to use all Intellectual Property Collateral subject only to the terms of the IP Agreements.

Exhibit C-9

(iii)        The Intellectual Property Collateral set forth on Schedule IV (Intellectual Property) attached hereto includes all of the patents, patent applications, domain names, trademark registrations and applications, copyright registrations and applications and IP Agreements owned by Grantor as of the date hereof.

(iv)        The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or in part, and to the best of Grantor’s knowledge, is valid and enforceable. Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

(v)         The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or impairment of any of the Intellectual Property Collateral.

(q)          Grantor has no commercial tort claims other than those listed in Schedule V (Commercial Tort Claims) attached hereto and additional commercial tort claims as to which Grantor has complied with the requirements of Section 15.

Section 7.            Further Assurances.

(a)         Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any pledge or security interest granted or purported to be granted by Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of Grantor. Without limiting the generality of the foregoing, Grantor will promptly with respect to Collateral of Grantor: (i) mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract and, at the request of the Collateral Agent, each of its records pertaining to such Collateral with a legend, in form and substance reasonably satisfactory to the Secured Parties, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a certificate, promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such certificate, note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Secured Parties; (iii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by Grantor hereunder; (iv) take all action to ensure that the Collateral Agent’s security interest is noted on any certificate of title related to any Collateral evidenced by a certificate of title; (v) to cause the relevant depository institutions, banks, financial intermediaries, securities intermediaries and issuers to execute and deliver such Deposit Account Control Agreements, Uncertificated Security Control Agreements, Securities Account Control Agreements and other control agreements, as may be necessary or as the Collateral Agent may from time to time require; and (vi) deliver to the Collateral Agent evidence that all other actions that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest granted or purported to be granted by Grantor under this Agreement has been taken.

Exhibit C-10

(b)         Grantor hereby authorizes the Secured Parties to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of Grantor, regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. Grantor ratifies its authorization for the Secured Parties to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c)         Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of Grantor and such other reports in connection with such Collateral as the Secured Parties may reasonably request, all in reasonable detail.

Section 8.            As to Equipment and Inventory.

(a)         Grantor will keep its Equipment and Inventory (other than Inventory sold in the ordinary course of business and Equipment and Inventory in transit in the ordinary course of business) at the places therefor specified in Section 6(c) or, upon ten (10) Business Days’ prior written notice to the Collateral Agent, at such other places designated by Grantor in such notice which shall be an approved warehouse as to which a lien waiver and access agreement has been obtained in favor of and delivered to the Collateral Agent, in form and substance reasonably satisfactory to the Secured Parties.

(b)         Grantor will cause its Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are desirable to such end.

(c)         Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, its Equipment and Inventory. In producing its Inventory, Grantor will comply, in all material respects, with all requirements of applicable law.

Section 9.            As to Books and Records.

Grantor will keep its books and records at the places therefor specified in Section 6(d) or, upon ten (10) Business Days’ prior written notice to the Collateral Agent, at such other places designated by Grantor in such notice which shall be an Approved Warehouse as to which a lien waiver and access agreement has been obtained in favor of and delivered to the Collateral Agent, in form and substance reasonably satisfactory to the Secured Parties.

Exhibit C-11

Section 10.          Insurance.

Grantor shall maintain insurance (including property insurance, lender loss payable endorsements, etc.) in such amounts and covering such risks as are reasonably acceptable to the to the Secured Parties and are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Grantor operates, including without limitation, insurance on the Collateral.

Section 11.         Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts.

(a)         Grantor shall not change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 6(a) of this Agreement without prior written notice to the Collateral Agent. Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Collateral Agent at any time during normal business hours and upon reasonable notice to inspect and make abstracts from such records and other documents. If any Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

(b)         Except as otherwise provided in this Section 11, Grantor will continue to collect, at its own expense, all amounts due or to become due to Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, Grantor may take such action as Grantor may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to take any steps it or the other Secured Parties may deem necessary or advisable, including but not limited to, notifying the obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and directing such obligors to make payment of all amounts due or to become due to Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any obligor thereof or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or Obligations of the obligor thereof.

Exhibit C-12

Section 12.          As to Intellectual Property Collateral.

(a)         No Grantor shall, without the written consent of the Collateral Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of Grantor’s business and that the loss thereof could not reasonably be expected to have a Material Adverse Change.

(b)         Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral. Except as permitted in Section 12(a) above, Grantor shall not do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(c)         With respect to its Intellectual Property Collateral, Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit A hereto or otherwise in form and substance reasonably satisfactory to the Secured Parties (an “Intellectual Property Security Agreement”), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

(d)         Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(g) that is not on the date hereof a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Grantor shall give prompt written notice to the Collateral Agent identifying the After-Acquired Intellectual Property, and Grantor shall execute and deliver to the Collateral Agent with such written notice, or otherwise authenticate, an agreement substantially in the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Secured Parties (an “IP Security Agreement Supplement”) covering such After-Acquired Intellectual Property, which IP Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

Section 13.          Voting Rights; Dividends; Etc.. (a) So long as no Event of Default shall have occurred and be continuing:

(i)          Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of Grantor or any part thereof for any purpose; provided, however, that Grantor will not exercise or refrain from exercising any such right if such action would reasonably be expected to have a material adverse effect on the value of the Security Collateral or any part thereof.

Exhibit C-13

(ii)         Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Transaction Documents; provided, however, except as otherwise provided in the Securities Purchase Agreement, any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary endorsement).

(iii)        The Collateral Agent will execute and deliver (or cause to be executed and delivered) to Grantor all such proxies and other instruments as Grantor may reasonably request for the purpose of enabling Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b)         Upon the occurrence and during the continuance of an Event of Default:

(i)          All rights of Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall, upon notice to Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii)         All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 13(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary endorsement).

Section 14.          As to Letter-of-Credit Rights.

(a)         Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Grantor will promptly use commercially reasonable efforts to cause the issuer of each letter of credit in favor of Grantor and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent in form and substance reasonably satisfactory to the Secured Parties and deliver written evidence of such consent to the Collateral Agent.

Exhibit C-14

(b)         Upon the occurrence of an Event of Default, Grantor will, promptly upon request by the Collateral Agent, (i) notify (and Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (ii) arrange for the Collateral Agent to become the transferee beneficiary of letter of credit.

Section 15.         Commercial Tort Claims. Grantor will promptly give notice to the Collateral Agent of any commercial tort claim that may arise after the date hereof and will immediately execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.

Section 16.          Transfers and Other Liens; Additional Shares.

(a)         Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Securities Purchase Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Securities Purchase Agreement.

(b)         Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities.

Section 17.        Collateral Agent Appointed Attorney in Fact. Grantor hereby irrevocably appoints the Collateral Agent as attorney in fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time, to take any action and to execute any instrument that the Collateral Agent or the other Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, upon the occurrence and during the continuance of an Event of Default, to:

(a)         obtain and adjust insurance required to be paid to the Collateral Agent pursuant to, or in accordance with, Section 9,

(b)         ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c)         receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

Exhibit C-15

(d)         file any claims or take any action or institute any proceedings that the Collateral Agent or the other Secured Parties may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

Section 18.         Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by Grantor under Section 21.

Section 19.          The Collateral Agent’s Duties.

(a)         The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b)         Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent in its discretion deems it to be necessary or advisable, appoint one or more subagents (each a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

Exhibit C-16

Section 20.          Remedies. If any Event of Default shall have occurred and be continuing:

(a)         The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, to the extent commercially feasible, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below or as otherwise required pursuant to Section 9-611 of the UCC, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are in accordance with applicable law; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice (except as otherwise required by Section 9-611 of the UCC), be made at the time and place to which it was so adjourned.

(b)         Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for the benefit of the Secured Parties against, all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

(c)         All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).

(d)        [RESERVED].

(e)         In the event of any sale or other disposition of any of the Intellectual Property Collateral of Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and Grantor shall supply to the Collateral Agent or its designee Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of Grantor.

Exhibit C-17

(f)         If the Collateral Agent shall exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 20, Grantor agrees that, upon request of the Collateral Agent, Grantor will, at its own expense:

(i)          execute and deliver, and cause each issuer of such Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the “Securities Act”), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent or the other Secured Parties, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii)         use its best efforts to qualify the Security Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

(iii)        cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

(iv)        provide the Collateral Agent with such other information and projections as may be necessary or, in the opinion of the Collateral Agent or the other Secured Parties, advisable to enable the Collateral Agent to effect the sale of such Security Collateral upon such terms as are in accordance with applicable law; and

(v)         do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

(g)         The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 20, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (f)(i) above; (ii) any information and projections provided to it pursuant to subsection (f)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

(h)         Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by Grantor to perform any of the covenants contained in subsection (f) above and, consequently, agrees that, if Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with subsection (f) above.

Exhibit C-18

Section 21.          Indemnity and Expenses.

(a)         Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their Related Parties (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement); provided that such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnified Party or any of its officers, directors or employees, or (y) arising from disputes solely among the Collateral Agent, the Buyers and/or their transferees (other than in respect of disputes against an Indemnitee in its capacity as Collateral Agent or any similar role under the Transaction Documents).

(b)         Without limiting the foregoing clause (a), Grantor will upon demand pay to the Collateral Agent the amount of any and all (1) reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, and (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of Grantor, and (2) expenses, including, without limitation, the fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (ii) the failure by Grantor to perform or observe any of the provisions hereof.

Section 22.         Amendments; Waivers; Additional Grantors; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Exhibit C-19

Section 23.          Notices, Etc. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received, as provided for in accordance with the terms of the Collateral Agency Agreement. Delivery by email or facsimile of an executed counterpart of any amendment, supplement or waiver of any provision of this Agreement or any Schedule or Exhibit relating thereto shall be effective as delivery of an original executed counterpart thereof.

Section 24.          Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Secured Obligations, (b) be binding upon Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.

Section 25.          Release; Termination.

(a)         Upon any sale, lease, transfer or other disposition of any item of Collateral of Grantor (other than sales of Inventory in the ordinary course of business) in accordance with the terms of the Transaction Documents, the Collateral Agent will, at Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the release of such item(s) of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) Grantor shall have delivered to the Collateral Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of Grantor to the effect that the transaction is in compliance with the Transaction Documents and as to such other matters as the Collateral Agent may request, (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent, and (iv) the Collateral Agent shall have received written direction from the Buyers in accordance with the Collateral Agency Agreement.

(b)         Upon the indefeasible payment in full in cash of the Secured Obligations, other than any unasserted contingent Obligations, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, the Secured Parties will, at the Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

Section 26.         Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by email or facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

Exhibit C-20

Section 27.          Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a)         GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN TORT OR OTHERWISE) BASED ON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS).

(b)         SUBMISSION TO JURISDICTION. GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)         WAIVER OF VENUE. GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)         SERVICE OF PROCESS. GUARANTOR HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23.

Exhibit C-21

(e)         WAIVER OF JURY TRIAL. GUARANTOR HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SIGNATURE PAGE FOLLOWS

Exhibit C-22

IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

APPLIED DNA SCIENCES, INC.,
a Delaware corporation

By:
Name: Beth Jantzen, CPA
Title: Chief Financial Officer

SIGNATURES CONTINUE ON NEXT PAGE

Signature Page to Security Agreement

ACCEPTED AND AGREED
as of the date first written above by:

DELAWARE TRUST COMPANY,
as Collateral Agent

By:
Name:
Title:

Signature Page to Security Agreement

Exhibit A to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated __________, 2018 is made by APPLIED DNA SCIENCES, INC. a Delaware corporation (the “Grantor”), in favor of DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement referred to below).

WHEREAS, Grantor is party to the Securities Purchase Agreement dated as of August 31, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) with the Buyers party thereto.

WHEREAS, pursuant to the Securities Purchase Agreement, the Grantor has executed and delivered that certain Security Agreement dated as of the date hereof made by the Grantor to the Collateral Agent for the benefit of the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantor, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

SECTION 1. Grant of Security. Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)          all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto, including, without limitation, those set forth in Schedule A hereto (the “Patents”);

(ii)         all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby, including, without limitation, those set forth in Schedule B hereto (the “Trademarks”);

(iii)        all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv)        all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of Grantor accruing thereunder or pertaining thereto;

(v)         any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi)        any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting Obligations (as defined in the Security Agreement) relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2.          Security for Obligations. The grant of a security interest in the Collateral by Grantor under this IP Security Agreement secures the payment of all Secured Obligations now or hereafter existing under or in respect of the Transaction Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by Grantor to any Secured Party under the Transaction Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Grantor.

SECTION 3.         Recordation. Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4.          Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5.         Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6.          GOVERNING LAW. THIS IP SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

APPLIED DNA SCIENCES, INC.

By
Name:
Title:

Address for Notices:

Exhibit B to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement Supplement”) dated __________, 20__, is made by APPLIED DNA SCIENCES, INC. a Delaware corporation (the “Grantors”) in favor of DELAWARE TRUST COMPANY, a Delaware corporation, as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement referred to below).

WHEREAS, Grantor is party to the Securities Purchase Agreement dated as of [August 31], 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) with the Buyers party thereto.

WHEREAS, pursuant to the Securities Purchase Agreement, the Grantor has executed and delivered that certain Security Agreement dated as of __________, 2018 made by the Grantor to the Collateral Agent for the benefit of the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated [insert date of Intellectual Property Security Agreement] made by the Grantor to the Collateral Agent for the benefit of the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

SECTION 1.          Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Additional Collateral”):

(i)          all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto, including, without limitation, those set forth in Schedule A hereto (the “Patents”);

(ii)         all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby, including, without limitation, those set forth in Schedule B hereto (the “Trademarks”);

(ii)         all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iii)        all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(iv)        all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(v)         any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting Obligations (as defined in the Security Agreement) relating to, any and all of the foregoing or arising from any of the foregoing.

SECTION 2.          Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Secured Obligations now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement Obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3.          Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

SECTION 4.          Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 5.          GOVERNING LAW. THIS IP SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

By
Name:
Title:

Address for Notices:

SCHEDULE I

Investment Property

Part I: None.

Part II: None.

SCHEDULE II

Deposit Accounts

•	Bank of America, Operating Account, Account #004831291068

•	Bank of America, Money Market Account, Account #483043680826

SCHEDULE III

Assigned Agreements

None.

SCHEDULE IV

Intellectual Property

COPYRIGHTS: None.

TRADEMARKS:

Docket No.	Client Ref No.	Country	Application Date	Application No.	Registration Date	Registration No.	Status
2542-83		United States	12/13/2016	87/267,216			Filed
2542-82		United States	12/20/2016	87/275,103	12/12/2017	5,356,414	Registered
2542-47	8251-61	United States	06/09/2008	77/494,134	01/05/2010	3,735,415	Registered
2542-75	2542-75	United States	12/09/2016	87/263,954	05/23/2017	5,209,527	Registered
2542-95		United States	5/16/2017	87/451,220			Filed
2542-89		United States	3/6/2017	87/360,183	10/17/2017	5,313,762	Registered
2542-84		United States	12/23/2016	87/279,792	08/22/2017	5,269,735	Registered
2542-89A		United States	8/16/2017	87/571,726			Filed

PATENTS:

Country	Status	Application No.	Application Date	Title	Patent No.	Grant Date
United States	Granted	12/384,554	04/06/2009	METHOD FOR A CONTINUOUS RAPID THERMAL CYCLE SYSTEM	8,163,489	04/24/2012

SCHEDULE V

Commercial Tort Claims

None.

SCHEDULE VI

Location of Chief Executive Office, Type of Organization, Jurisdiction of Organization and
Organizational Identification Number

•	Location of Chief Executive Office: 50 Health Sciences Drive, Stony Brook, NY 11790

•	Type of Organization: Corporation

•	Jurisdiction of Organization: Delaware

•	Organization Identification Number: 59-2262718

SCHEDULE VII

Changes in Name, Location, Etc.

None.

SCHEDULE VIII

Locations of Equipment, Inventory and Books and Records

•	50 Health Sciences Drive, Stony Brook, NY 11790

SCHEDULE IX

Letters of Credit

None.

SCHEDULE X

Permitted Liens

None.

SCHEDULE XI

Excluded Assets

•	the Equity Interests in Applied DNA Sciences India Private Limited, a corporation formed under the laws of India, owned by the Grantor;

•	the Equity Interests in APDN (B.V.I.) Inc., a corporation formed under the laws of the British Virgin Islands, owned by the Grantor; and

•	all Excluded Accounts.

Exhibit D

TRANSFER AGENT INSTRUCTIONS
APPLIED DNA SCIENCES, INC.

August 31, 2018

American Stock Transfer and Trust Company, LLC
Operations Center
6201 15th Avenue, Third Floor
Brooklyn, NY 11219
Attention: [●]

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of August 31, 2018 (the “Agreement”), by and among Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), and the investors listed on the Schedule of Buyers attached thereto (collectively, the “Buyers”), pursuant to which the Company is issuing to the Buyers secured convertible notes of the Company (the “Notes”), which will be convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The shares of Common Stock to be converted thereunder are referred to herein as the “Conversion Shares.”

This letter shall serve as our authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares to or upon the order of a Buyer from time to time upon delivery to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

Specifically, upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than two (2) Business Days (as defined below) after receipt of such Conversion Notice, deliver a Conversion Notice, which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, (A) provided you are participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of shares of Common Stock to which Buyer shall be entitled to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) issue and deliver (via reputable overnight courier) to Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of Buyer or its designee (the date by which such credit is so required to be made to the balance account of Buyer’s or Buyer’s nominee with DTC or such certificate is required to be delivered to Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

You acknowledge and agree that so long as you have previously received (a) written confirmation from the outside legal counsel of the Company that either (i) a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) that sales of the Conversion Shares may be made in conformity with Rule 144 under the 1933 Act, and (b) if applicable, a copy of such registration statement, then, as soon as practicable after your receipt of a notice of transfer or Conversion Notice, you shall issue the certificates representing the Conversion Shares and such certificates shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Conversion Shares are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Conversion Shares shall bear the following legend:

Exhibit D-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Conversion Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit II.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (631) 240-8800.

Very truly yours,

APPLIED DNA SCIENCES, INC.

By:
Name: Beth Jantzen
Title: Chief Financial Officer

Exhibit D-2

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this 31st day of August, 2018

AMERICAN STOCK TRANSFER AND TRUST COMPANY, LLC

By:
Name:
Title:

Enclosures

Exhibit D-3

EXHIBIT I

APPLIED DNA SCIENCES, INC.
CONVERSION NOTICE

Reference is made to the Secured Convertible Note (the “Note”) issued to the undersigned by Applied DNA Sciences, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into Conversion Shares (as defined in the Note) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Conversion Amount of the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

Exhibit I-1

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer and Trust Company, LLC to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated August 31, 2018 from the Company and acknowledged and agreed to by American Stock Transfer and Trust Company, LLC.

APPLIED DNA SCIENCES, INC

By:
Name:
Title:

EXHIBIT II

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

American Stock Transfer and Trust Company, LLC
Operations Center
6201 15th Avenue, Third Floor
Brooklyn, NY 11219

Telephone: (718) 921-8210

Attention: [●]

Re: Applied DNA Sciences, Inc.

Ladies and Gentlemen:

We are counsel to Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of [●], 2018 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders secured convertible notes (the “Notes”) which are convertible into the Company’s common stock, $0.001 par value per share (the “Common Stock”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on _______, 201_, the Company filed a Registration Statement on Form S-1 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, we advise you that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, based upon our review of the list of current stop orders available on the SEC’s website, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Exhibit II-1

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated August 31, 2018, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities.

Very truly yours,

[ISSUER’S COUNSEL]

By:

cc: [LIST NAMES OF BUYERS]

Exhibit II-2